SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                    ------------------------
                            FORM 8-A

            FOR REGISTRATION OF CERTAIN CLASSES OF
          SECURITIES PURSUANT TO SECTION 12(B) OR (G)
              OF THE SECURITIES EXCHANGE ACT OF 1934


                    ------------------------

                   Specialized Leasing, Inc.
     (Exact name of registrant as specified in its charter)


       Nevada
---------------------                      ----------------------
State of Incorporation                     I.R.S.  Employer
                                           Identification Number)

                  79811 "A" Country Club Drive
                    Bermuda Dunes, CA   92201

 (Address and telephone number of principal executive offices)
                   --------------------------

                1601 E. Flamingo Road, Suite 18
                       Las Vegas, Nevada

 (Address of principal place of business or intended principal place of business)
                   --------------------------

                        KENNETH G. EADE
                        Attorney at Law
                   827 State Street, Suite 12
                    Santa Barbara, CA 93101
                     (805)560-9828 (PHONE)
                   (805) 560-3608 (TELECOPY)

   (Name, address and telephone number of agent for service)

                    --------------------------

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                  Common Stock, $.001 par value
                         (Title of class)

Item 1.  Description of Registrant's Securities to Be Registered.

This registration statement relates to the common stock, $.001 par value, of Specialized Leasing, Inc. (Registrant.) A description of the common stock is contained under the heading "Description of Capital Stock: in the Prospectus that constitutes a part of the Form SB-2 registration statement filed with the Securities and Exchange Commission (Registration No. 333-491666), which prospectus shall be deemed to be incorporated by reference in to this registration statement.

Item 2.  Exhibits

     1.1 Specimen stock certificate (incorporated by reference herein from Exhibit 4 to Form SB-2, Registration No. 333-491666)

     2.1 Articles of incorporation of registrant (incorporated by reference herein from Exhibit 3.1 to Form SB-2, Registration
No. 333-491666)

     2.2 By-laws of registrant (incorporated by reference herein from Exhibit 4 to Form SB-2, Registration No. 333-491666)

                            SIGNATURES

Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   Specialized Leasing, Inc.

                                         George R. White
                                   By_________________________

                                   George R. White, President